Exhibit 4(f)(i)(A)


                             SWEPCO CAPITAL TRUST I

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT


                                      AMONG


               SOUTHWESTERN ELECTRIC POWER COMPANY, AS DEPOSITOR,

                   THE BANK OF NEW YORK, AS PROPERTY TRUSTEE,

              THE BANK OF NEW YORK (DELAWARE), AS DELAWARE TRUSTEE,


                                       AND


                      WENDY G. HARGUS AND JEFFREY D. CROSS,

                           AS ADMINISTRATIVE TRUSTEES



                          DATED AS OF SEPTEMBER 1, 2003

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I DEFINED TERMS ..........................................................................................2
                                    SECTION 1.01.             Definitions.........................................2

ARTICLE II ESTABLISHMENT OF THE TRUST ...........................................................................11
                                    SECTION 2.01.             Name ..............................................11
                                    SECTION 2.02.             Offices of the Trustees; Principal Place
                                                                  of Business....................................11
                                    SECTION 2.03.             Initial Contribution of Trust Property;
                                                                  Organizational Expenses........................12
                                    SECTION 2.04.             Issuance of the Preferred Securities...............12
                                    SECTION 2.05.             Subscription and Purchase of Junior
                                                                  Subordinated Debentures; Issuance of
                                                                  the Common Securities..........................12
                                    SECTION 2.06.             Declaration of Trust...............................13
                                    SECTION 2.07.             Authorization to Enter into Certain
                                                                  Transactions...................................13
                                    SECTION 2.08.             Assets of Trust....................................18
                                    SECTION 2.09.             Title to Trust Property............................18
                                    SECTION 2.10.             Mergers and Consolidations of the Trust............18

ARTICLE III PAYMENT ACCOUNT .....................................................................................19
                                    SECTION 3.01.             Payment Account....................................19

ARTICLE IV DISTRIBUTIONS; REDEMPTION ............................................................................20
                                    SECTION 4.01.             Distributions......................................20
                                    SECTION 4.02.             Distribution Rate..................................21
                                    SECTION 4.03.             Distribution Periods...............................25
                                    SECTION 4.04.             Redemption.........................................25
                                    SECTION 4.05.             Subordination of Common Securities and
                                                                  Distributions..................................27
                                    SECTION 4.06.             Payment Procedures.................................27
                                    SECTION 4.07.             Tax Returns and Reports............................28

ARTICLE V TRUST SECURITIES CERTIFICATES .........................................................................28
                                    SECTION 5.01.             Initial Ownership..................................28
                                    SECTION 5.02.             The Trust Securities Certificates..................28
                                    SECTION 5.03.             Authentication of Trust Securities
                                                                  Certificates...................................28

                                    SECTION 5.04.             Registration of Transfer and Exchange of
                                                                  Preferred Securities Certificates..............29
                                    SECTION 5.05.             Mutilated, Destroyed, Lost or Stolen Trust
                                                                  Securities Certificates........................29
                                    SECTION 5.06.             Persons Deemed Securityholders.....................30
                                    SECTION 5.07.             Access to List of Securityholders' Names
                                                                  and Addresses..................................30
                                    SECTION 5.08.             Maintenance of Office or Agency....................31
                                    SECTION 5.09.             Appointment of Paying Agent........................31
                                    SECTION 5.10.             Ownership of Common Securities by Depositor........31
                                    SECTION 5.11.             Book-Entry Preferred Securities
                                                                  Certificates; Common Securities
                                                                  Certificate....................................32
                                    SECTION 5.12.             Notices to Clearing Agency.........................33
                                    SECTION 5.13.             Definitive Preferred Securities
                                                                  Certificates...................................33
                                    SECTION 5.14.             Rights of Securityholders..........................33

ARTICLE VI ACTS OF SECURITYHOLDERS; MEETINGS; VOTING.............................................................34
                                    SECTION 6.01.             Limitations on Voting Rights.......................34
                                    SECTION 6.02.             Notice of Meetings.................................37
                                    SECTION 6.03.             Meetings of Preferred Securityholders..............37
                                    SECTION 6.04.             Voting Rights......................................38
                                    SECTION 6.05.             Proxies, etc.......................................38
                                    SECTION 6.06.             Securityholder Action by Written Consent...........38
                                    SECTION 6.07.             Record Date for Voting and Other Purposes..........38
                                    SECTION 6.08.             Acts of Securityholders............................39
                                    SECTION 6.09.             Inspection of Records..............................40

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE TRUSTEES.......................................................40
                                    SECTION 7.01.             Representations and Warranties of the
                                                                  Trustees.......................................40

ARTICLE VIII THE TRUSTEES .......................................................................................41
                                    SECTION 8.01.             Certain Duties and Responsibilities................41
                                    SECTION 8.02.             Notice of Defaults.................................41
                                    SECTION 8.03.             Certain Rights of Property Trustee.................42
                                    SECTION 8.04.             Not Responsible for Recitals or Issuance
                                                                  of Securities..................................43
                                    SECTION 8.05.             May Hold Securities................................43
                                    SECTION 8.06.             Compensation; Fees; Indemnity......................44
                                    SECTION 8.07.             Trustees Required; Eligibility.....................44

                                    SECTION 8.08.             Conflicting Interests..............................45
                                    SECTION 8.09.             Co-Trustees and Separate Trustee...................45
                                    SECTION 8.10.             Resignation and Removal; Appointment of
                                                                  Successor......................................46
                                    SECTION 8.11.             Acceptance of Appointment by Successor.............47
                                    SECTION 8.12.             Merger, Conversion, Consolidation or
                                                                  Succession to Business.........................48
                                    SECTION 8.13.             Preferential Collection of Claims Against
                                                                  Depositor or Trust.............................48
                                    SECTION 8.14.             Reports by Property Trustee........................48
                                    SECTION 8.15.             Reports to the Property Trustee....................49
                                    SECTION 8.16.             Evidence of Compliance with Conditions
                                                                  Precedent......................................49
                                    SECTION 8.17.             Number of Trustees.................................49
                                    SECTION 8.18.             Delegation of Power................................50
                                    SECTION 8.19.             Enforcement of Rights of Property Trustee
                                                                  by Securityholders.............................50
                                    SECTION 8.20.             Delaware Trustee...................................51

ARTICLE IX TERMINATION AND LIQUIDATION ..........................................................................51
                                    SECTION 9.01.             Termination Upon Expiration Date...................51
                                    SECTION 9.02.             Early Termination..................................51
                                    SECTION 9.03.             Termination........................................52
                                    SECTION 9.04.             Liquidation........................................52
                                    SECTION 9.05.             Bankruptcy.........................................53
                                    SECTION 9.06.             Certificate of Cancellation........................53

ARTICLE X REMARKETING PROCEDURES ................................................................................54
                                    SECTION 10.01.            Election to Remarket...............................54
                                    SECTION 10.02.            Notice of Election.................................54
                                    SECTION 10.03.            Determination of Distribution Rate.................55

ARTICLE XI MISCELLANEOUS PROVISIONS .............................................................................56
                                    SECTION 11.01.            Guarantee by the Depositor.........................56
                                    SECTION 11.02.            Limitation of Rights of Securityholders............57
                                    SECTION 11.03.            Amendment..........................................57
                                    SECTION 11.04.            Separability.......................................58
                                    SECTION 11.05.            Governing Law......................................58
                                    SECTION 11.06.            Successors.........................................58
                                    SECTION 11.07.            Headings...........................................58
                                    SECTION 11.08.            Notice and Demand..................................58
                                    SECTION 11.09.            Agreement Not to Petition..........................59
                                    SECTION 11.10.            Conflict with Trust Indenture Act..................60

                             SWEPCO CAPITAL TRUST I

              Certain Sections of this Trust Agreement relating to

                         Sections 310 through 318 of the

                          Trust Indenture Act of 1939:

TRUST INDENTURE ACT SECTION                              TRUST AGREEMENT SECTION
---------------------------                              -----------------------

Section 310(a)(1) .......................................................8.07
       (a)(2) ...........................................................8.07
       (a)(3) ...........................................................8.09
       (a)(4) .................................................Not Applicable
       (b) ..............................................................8.08
Section 311(a) ..........................................................8.13
       (b) ..............................................................8.13
Section 312(a) ..........................................................5.07
       (b) ..............................................................5.07
       (c) ..............................................................5.07
Section 313(a) .......................................................8.14(a)
       (a)(4) ........................................................8.14(b)
       (b) ...........................................................8.14(b)
       (c) ...........................................................8.14(a)
       (d) ..................................................8.14(a), 8.14(b)
Section 314(a) ..........................................................8.15
       (b) ....................................................Not Applicable
       (c)(1) .....................................................8.15, 8.16
       (c)(2) ...........................................................8.16
       (c)(3) ...........................................................8.16
       (d) ....................................................Not Applicable
       (e) ..............................................................8.16
Section 315(a) ..........................................................8.01
       (b) .....................................................8.02, 8.14(b)
       (c) ...........................................................8.01(a)
       (d) ........................................................8.01, 8.03
       (e) ....................................................Not Applicable
Section 316(a) ................................................Not Applicable
       (a)(1)(A) ........................................................8.19
       (a)(1)(B) ........................................................8.19
       (a)(2) .................................................Not Applicable
       (b) ....................................................Not Applicable
       (c) ....................................................Not Applicable
Section 317(a)(1) .............................................Not Applicable
       (a)(2) .................................................Not Applicable
       (b) ..............................................................5.09
Section 318(a) .........................................................11.10



--------------
Note: This Cross Reference Table does not constitute part of the Trust Agreement and shall not affect the interpretation of any of its terms and provisions.

                      AMENDED AND RESTATED TRUST AGREEMENT

         THIS AMENDED AND RESTATED TRUST AGREEMENT is made as of September 1, 2003, by and among (i) Southwestern Electric Power Company, a Delaware corporation (the "Depositor" or the "Company"); (ii) The Bank of New York, a banking corporation duly organized and existing under the laws of New York, as trustee (the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Trustee, the "Bank"); (iii) The Bank of New York (Delaware), a banking corporation duly organized and existing under the laws of the State of Delaware, as Delaware trustee (the "Delaware Trustee" and, in its separate corporate capacity and not in its capacity as Delaware Trustee, the "Delaware Bank"); (iv) Wendy G. Hargus, an individual, and Jeffrey D. Cross, an individual, as administrative trustees (each an "Administrative Trustee" and together the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "Trustees"); and (v) the several Holders, as hereinafter defined.

                              W I T N E S S E T H :

         WHEREAS, the Depositor, the Bank, the Delaware Bank, Jeffrey D. Cross and Geoffrey S. Chatas, an individual, have heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by entering into that certain Trust Agreement, dated as of August 15, 2003 (the "Original Trust Agreement"), and by the execution and filing by the Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, dated August 15, 2003;

         WHEREAS, Geoffrey S. Chatas resigned as an Administrative Trustee under the Original Trust Agreement by giving written notice thereof to the Depositor pursuant to Section 8 of the Original Trust Agreement, and the Depositor accepted such resignation, and pursuant to this Trust Agreement, the Depositor appoints Wendy G. Hargus as an Administrative Trustee, who by her execution hereof accepts such appointment; and

         WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debentures; (ii) the issuance of the Common Securities by the Trust to the Depositor; (iii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Underwriting Agreement and (iv) the appointment of Wendy G. Hargus as an Administrative Trustee as described above.

         NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE I
                                  DEFINED TERMS

         SECTION 1.01 DEFINITIONS

         For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

         (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Act" has the meaning specified in Section 6.08.

         "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in their capacities as Administrative Trustees of the Trust formed and continued hereunder and not in their individual capacities, or such trustee's successor(s) in interest in such capacity, or any successor "Administrative Trustee" appointed as herein provided.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Bank"  has  the  meaning  specified  in the  preamble  to  this  Trust
Agreement.

         "Bankruptcy Event" means, with respect to any Person:

                 (i)  the  entry  of  a  decree  or  order  by  a  court  having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under federal bankruptcy law or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (ii) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by such Person in furtherance of any such action.

         "Bankruptcy Laws" has the meaning specified in Section 11.09.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors or a duly authorized committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustees.

         "Book-Entry  Preferred  Securities   Certificates"  means  certificates
representing Preferred Securities issued in global, fully registered form to the Clearing Agency as described in Section 5.11.

         "Business Day" means a day other than (i) a Saturday or a Sunday; (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed; or (iii) a day on which the Indenture Trustee's corporate trust office is closed for business.

         "Calculation Agent" means The Bank of New York, acting as calculation agent, or its successor appointed by the Company and the Trust.

         "Calculation Agent Agreement" means the agreement among the Company, the Trust and The Bank of New York, as calculation agent, dated as of October 1, 2003.

         "Calendar Period" means a period of 180 days.

         "Certificate Depository Agreement" means the agreement among the Trust, the Property Trustee and The Depository Trust Company, as the initial Clearing Agency, dated September 29, 2003, relating to the Preferred Securities Certificates.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository Trust Company will be the initial Clearing Agency.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Security" means an undivided beneficial ownership interest in the assets of the Trust having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Common  Securities   Certificate"   means  a  certificate   evidencing
ownership of a Common Security or Securities, substantially in the form attached as Exhibit C.

         "Company" means Southwestern Electric Power Company.

         "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (i) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (ii) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

         "Delaware Bank" has the meaning specified in the preamble to this Trust Agreement.

         "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

         "Delaware Trustee" means the commercial bank or trust company or any other Person identified as the "Delaware Trustee" and has the meaning specified in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

         "Depositor" means Southwestern Electric Power Company, in its capacity as "Depositor" under this Trust Agreement.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (10 years) with respect to which the 10-year Treasury CMT will be calculated.

         "Distribution Payment Date" means each day on which Distributions are payable determined based on the prevailing Distribution Rate.

         "Distribution  Period"  means  each  semiannual  period in a Fixed Rate
Period  and  each  quarterly   period  in  a  Floating  Rate  Period  for  which
Distributions are payable.

         "Distribution Rate" means the rate at which Distributions will accrue in respect of any Distribution Period, as determined pursuant to the terms of this Trust Agreement, whether by Remarketing or otherwise.

         "Distributions"   means  amounts   payable  in  respect  of  the  Trust
Securities as provided in Section 4.01.

         "Election Date" means a date that is no later than the fifth Business Day prior to the proposed Remarketing Date.

         "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (a) the occurrence of an Indenture Event of Default;

                 (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days;

                 (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable;

                 (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Property Trustee and the Delaware Trustee in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or
(c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the appropriate trustees and the Depositor by the Holders of at least 33% in aggregate Liquidation Amount of the Outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                 (e) the occurrence of any Bankruptcy Event with respect to the Property Trustee or all or substantially all of its property if a successor Property Trustee has not been appointed within a period of 90 days thereof; or

                 (f) the occurrence of any Bankruptcy Event with respect to the Trust.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Company and the Trust, substantially in the form attached as Exhibit B, as amended from time to time.

         "Extension Period" has the meaning specified in Section 4.01(d).

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

         "Fixed Rate" means the Distribution Rate during a Fixed Rate Period as determined by a Remarketing.

         "Fixed Rate Period" means the Initial Fixed Rate Period and each period set by the Company and the Administrative Trustees during a Remarketing for which the Fixed Rate determined in such Remarketing will apply; provided, however, that a Fixed Rate Period must be for a duration of at least six months, may not extend beyond the stated maturity of the Junior Subordinated Debentures and may not end on a day other than a day immediately preceding a Distribution Payment Date.

         "Floating Rate" means the Distribution Rate during a Floating Rate Period calculated pursuant to Section 4.02(e).

         "Floating Rate Determination Date" means the second London Business Day immediately preceding the first day of the relevant Distribution Period in the Floating Rate Period.

         "Floating Rate Period" means any period during which a Floating Rate is in effect.

         "Guarantee" means the Guarantee Agreement executed and delivered by the Company and The Bank of New York, as Guarantee Trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Trust Securities, as amended from time to time.

         "Indenture Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

         "Indenture Redemption Date" means "Redemption Date," as defined in the Subordinated Indenture.

         "Indenture Trustee" means the trustee under the Subordinated Indenture.

         "Initial Distribution Rate" means 5.25% per annum.

         "Initial Fixed Rate Period" means the Issue Date through September 30, 2008.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Issue Date" means the date of the delivery of the Trust Securities.

         "Junior Subordinated Debentures" means the $113,403,000 aggregate principal amount of the Depositor's Series B Junior Subordinated Debentures due October 1, 2043, issued pursuant to the Subordinated Indenture.

         "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Like Amount" means (i) Trust Securities having a Liquidation Amount equal to the principal amount of Junior Subordinated Debentures to be contemporaneously redeemed or repaid in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (ii) Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debentures are distributed.

         "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

         "Liquidation  Date"  means  the  date  on  which  Junior   Subordinated
Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04.

         "Liquidation Distribution" has the meaning specified in Section 9.05.

         "London Business Day" means a day that is a Business Day and a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

         "Maturity Date of the Junior Subordinated Debentures" means "Stated Maturity" as defined in the Subordinated Indenture.

         "Majority in Liquidation Amount of the Preferred Securities" or "Majority in Liquidation Amount of the Common Securities" means, except as provided by the Trust Indenture Act, Preferred Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Preferred Securities or Common Securities, as the case may be.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.16 shall be the principal executive, financial or accounting officer of the Depositor. An Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                 (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                 (b)  a  brief   statement  of  the  nature  and  scope  of  the
examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                 (c) a statement that each such officer has made such examination or investigation as is necessary, in such officer's opinion, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Trustees or the Depositor, but not an employee of the Trust or the Trustees, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel pertaining to federal income tax matters may rely on published rulings of the Internal Revenue Service.

         "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

         "Outstanding",  when used with respect to Preferred Securities,  means,
as  of  the  date  of  determination,   all  Preferred  Securities   theretofore
authenticated and delivered under this Trust Agreement, except:

                 (i)   Preferred   Securities   theretofore   canceled   by  the
            Administrative Trustees or delivered to the Administrative Trustees for cancellation;

                 (ii) Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

                 (iii) Preferred  Securities in exchange for or in lieu of which other Preferred Securities have been authenticated and delivered pursuant to this Trust Agreement;

provided,  however,  that in  determining  whether the Holders of the  requisite
Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, the Holder of the Common Securities, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Depositor, the Holder of the Common Securities, one or more Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

         "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency

Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and shall initially be the Property Trustee.

         "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee for the benefit of the Securityholders in which all amounts paid in respect of the Junior Subordinated Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.01.

         "Person" means an individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Securities Certificate" means a certificate evidencing ownership of a Preferred Security or Securities, substantially in the form attached as Exhibit A.

         "Preferred Security" means an undivided beneficial ownership interest in the assets of the Trust having a Liquidation Amount of $1,000 and having rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor "Property Trustee" as herein provided.

         "Record Date" means the opening of business on the Business Day immediately preceding the relevant Distribution Payment Date.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Indenture Redemption Date and the Maturity Date of the Junior Subordinated Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

         "Redemption Price" means, with respect to any date fixed for redemption of any Trust Security, the Liquidation Amount of such Trust Security, plus accrued and unpaid Distributions to such date.

         "Relevant Trustee" shall have the meaning specified in Section 8.10.

         "Remarketing" means the conduct by which a Fixed Rate shall be determined in accordance with the Remarketing Procedures.

         "Remarketing Agent" means Lehman Brothers Inc., its successors or assigns, or such other remarketing agent appointed to such capacity by the Company and the Administrative Trustees.

         "Remarketing Agreement" means the agreement among the Company, the Trust and Lehman Brothers Inc., as remarketing agent, dated as of October 1, 2003.

         "Remarketing Date" means any Business Day no later than the third Business Day prior to any Remarketing Settlement Date.

         "Remarketing Procedures" means those procedures set forth in Article X.

         "Remarketing Settlement Date" means, to the extent applicable, (i) the first Business Day of the next Distribution Period following the expiration of the Initial Fixed Rate Period and any subsequent Fixed Rate Period; (ii) any Distribution Payment Date during a Floating Rate Period; or (iii) any Distribution Payment Date during a time in which Preferred Securities are redeemable in a Fixed Rate Period subsequent to the Initial Fixed Rate Period.

         "Securities  Register"  and  "Securities  Registrar"  are  described in
Section 5.04.

         "Securityholder"  or  "Holder"  means a Person  in  whose  name a Trust
Security or Securities is registered in the Securities Register; and any such Person who is a beneficial owner within the meaning of the Delaware Statutory Trust Act.

         "Subordinated Indenture" means the Subordinated Indenture, dated as of September 1, 2003, between the Depositor and the Indenture Trustee, as the same may be modified, amended or supplemented in accordance with the applicable provisions thereof including by the Supplemental Indenture.

         "Supplemental Indenture" means the First Supplemental Indenture, dated as of October 1, 2003, between the Depositor and the Indenture Trustee.

         "Telerate Page 3750" means the display designated on page 3750 on MoneyLine Telerate (or such other page as may replace the 3750 page on the service or such other service as may be nominated by the British Bankers'
Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

         "Telerate Page 7051" means the display on MoneyLine Telerate (or any successor service), on such page (or any other page as may replace such page on that service), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519).

         "10-year Treasury CMT" has the meaning set forth in Section 4.02(e).

         "30-year Treasury CMT" has the meaning set forth in Section 4.02(e).

         "3-month LIBOR Rate" has the meaning set forth in Section 4.02(e).

         "Trust" means the Delaware statutory trust continued hereby and identified on the cover page to this Trust Agreement.

         "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Trust Agreement and any modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any such modification, amendment or supplement, respectively.

         "Trustees" means the Persons identified as "Trustees" in the preamble to this Trust Agreement solely in their capacities as Trustees of the Trust formed and continued hereunder and not in their individual capacities, or their successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (i) the Junior Subordinated Debentures; (ii) any cash on deposit in, or owing to, the Payment Account; and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Trust Agreement.

         "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

         "Trust Security" means any one of the Common Securities or the Preferred Securities.

         "Underwriting  Agreement"  means  the  Underwriting  Agreement,   dated
September 26, 2003, among the Trust, the Depositor and the underwriters named therein.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

         SECTION 2.01. NAME

         The Trust continued hereby shall be known as "SWEPCo Capital Trust I", in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Administrative Trustees may change the name of the Trust from time to time following written notice to the Holders.

         SECTION 2.02. OFFICES OF THE TRUSTEES; PRINCIPAL PLACE OF BUSINESS

         The address of the Property Trustee is The Bank of New York, 101 Barclay Street, New York, New York 10286, or at such other address as the Property Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Delaware Trustee is c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711, or at such other address in Delaware as the Delaware Trustee may designate by notice to the Depositor. The address of the Administrative Trustees is c/o Southwestern Electric Power Company, 1 Riverside Plaza, Columbus, Ohio 43215, Attention: Treasurer. The principal place of business of the Trust is c/o Southwestern Electric Power Company, 1 Riverside Plaza, Columbus, Ohio 43215. The Depositor may change the principal place of business of the Trust at any time by giving notice thereof to the Trustees.

         SECTION 2.03. INITIAL CONTRIBUTION OF TRUST PROPERTY; ORGANIZATIONAL EXPENSES

         The Administrative Trustees acknowledge receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor, as obligor of the Junior Subordinated Debentures, shall pay all costs and expenses of the Trust as they arise (including, but not limited to, costs and expenses relating to the organization of the Trust, issuance and sale of the Preferred Securities, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees) or shall, upon request of the Trustees, promptly reimburse the Trustees for any such expenses paid by the Trustees. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

         SECTION 2.04. ISSUANCE OF THE PREFERRED SECURITIES

         Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the underwriters named in the Underwriting Agreement Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 110,000 Preferred Securities having an aggregate Liquidation Amount of $110,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $109,604,000, which amount the Administrative Trustees shall promptly deliver to the Property Trustee.

         SECTION  2.05.   SUBSCRIPTION  AND  PURCHASE  OF  JUNIOR   SUBORDINATED
DEBENTURES; ISSUANCE OF THE COMMON SECURITIES

         Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 3,403 Common Securities having an aggregate Liquidation Amount of $3,403,000 against payment by the Depositor of such amount, which amount shall be promptly delivered to the Property Trustee. Contemporaneously therewith, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Junior Subordinated Debentures, registered in the name of the Property Trustee, on behalf of the Trust and the Holders, and having an aggregate principal amount equal to $113,403,000, and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $113,007,000.

         SECTION 2.06. DECLARATION OF TRUST

         The exclusive purposes and functions of the Trust are (i) to issue and sell the Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debentures, (ii) to maintain its status as a grantor trust for federal income tax purposes; (iii) to make Distributions, and (iv) to engage in those activities necessary, incidental, appropriate or convenient thereto. The Depositor hereby confirms each of the Bank, the Delaware Bank, Wendy G. Hargus and Jeffrey D. Cross as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees for the sole and limited purpose of fulfilling the requirements of the Delaware Statutory Trust Act.

         SECTION 2.07. AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS

         The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (c) of this Section, and in accordance with the following paragraphs
(a) and (b), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

            (a) As among the Trustees, the Administrative Trustees, acting singly or jointly, shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

                 (i) to acquire  the  Junior  Subordinated  Debentures  with the proceeds of the sale of the Trust Securities; provided, however, the Administrative Trustees shall cause legal title to all of the Junior Subordinated Debentures to be vested in, and the Junior Subordinated Debentures to be held of record in the name of, the Property Trustee for the benefit of the Trust and Holders of the Trust Securities;

                 (ii) to give the  Depositor  and the  Property  Trustee  prompt written notice of the occurrence of any Special Event (as defined in the Supplemental Indenture) and to take any ministerial actions in connection therewith; provided, that the Administrative Trustees shall consult with the Depositor and the Property Trustee before taking or refraining to take any ministerial action in relation to a Special Event;

                 (iii) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of ss. 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Trust Securities as to such actions and applicable record dates;

                 (iv) to bring or defend, pay, collect,  compromise,  arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 2.07(b)(v), the Property Trustee has the power to bring such Legal Action;

                 (v) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                 (vi) to cause the Trust to comply with the Trust's  obligations under the Trust Indenture Act;

                 (vii) to give the certificate to the Property  Trustee required by ss. 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Administrative Trustee;

                 (viii) to take all actions  and  perform  such duties as may be required of the Administrative Trustees pursuant to the terms of this Trust Agreement, the Remarketing Agreement and the Calculation Agent Agreement;

                 (ix) to take all action that may be  necessary  or  appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust has been created;

                 (x) to take all action  necessary to cause all  applicable  tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust;

                 (xi) to execute and deliver the Trust  Securities  on behalf of the Trust;

                 (xii) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Remarketing Agreement, the Calculation Agent Agreement, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the consummation hereof;

                 (xiii) to assist in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                 (xiv) to assist in the listing of the Preferred Securities upon such securities exchange or exchanges, if necessary and as shall be determined by the Depositor, and the registration of the Preferred Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                 (xv) to send notices  (other than notices of default) and other information regarding the Trust Securities and the Junior Subordinated Debentures to the Securityholders in accordance with this Trust Agreement, the Remarketing Agreement and the Calculation Agent Agreement;

                 (xvi) to appoint a Paying  Agent  (subject  to  Section  5.09), authenticating agent, Remarketing Agent, Calculation Agent and Securities Registrar in accordance with this Trust Agreement;

                 (xvii) to elect to remarket the Preferred Securities and determine the length of any Fixed Rate Period in accordance with this Trust Agreement, including redemption dates applicable to any Fixed Rate Period;

                 (xviii)  to  register  transfers  of the  Trust  Securities  in accordance with this Trust Agreement;

                 (xix) to  assist  in,  to the  extent  provided  in this  Trust
            Agreement, the winding up of the affairs of and termination of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

                 (xx) to take any  action  incidental  to the  foregoing  as the
            Administrative Trustees may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

            (b) As among the Trustees, the Property Trustee shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

                 (i) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Trust Securities to the extent the Junior Subordinated Debentures are redeemed, mature or otherwise repaid;

                 (ii) upon notice of a distribution issued by the Administrative
            Trustees in accordance with the terms of this Trust Agreement, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution of Junior Subordinated Debentures to Holders of Trust Securities pursuant to the terms of this Trust Agreement;

                 (iii) subject to the terms hereof,  exercise all of the rights, powers and privileges of a holder of the Junior Subordinated Debentures under the

            Subordinated Indenture and, if an Event of Default occurs and is continuing, shall enforce for the benefit of, and subject to the rights of, the Holders of the Trust Securities, its rights as holder of the Junior Subordinated Debentures under the Subordinated Indenture;

                 (iv) take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Trust Agreement;

                 (v) take any Legal Action specifically required of the Property
            Trustee pursuant to the terms of this Trust Agreement which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Trust Agreement, the Delaware Statutory Trust Act or the Trust Indenture Act;

                 (vi) the establishment and maintenance of the Payment Account;

                 (vii) the  receipt of and  holding of legal title to the Junior
            Subordinated Debentures as described herein;

                 (viii) the  collection  of  interest,  principal  and any other payments made in respect of the Junior Subordinated Debentures in the Payment Account;

                 (ix) the distribution of amounts owed to the Securityholders in respect of the Trust Securities;

                 (x) the  sending of notices  of default  and other  information regarding the Trust Securities and the Junior Subordinated Debentures to the Securityholders in accordance with this Trust Agreement;

                 (xi) the  distribution of the Trust Property in accordance with the terms of this Trust Agreement;

                 (xii) as  provided in this Trust  Agreement,  the winding up of the affairs of and termination of the Trust; and

                 (xiii) the taking of any action  incidental to the foregoing as the Property Trustee may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

            (c) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement; (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein; (iii) take any action that would cause the Trust to fail or cease to qualify as a grantor trust for

          United States federal income tax purposes; (iv) incur any indebtedness for borrowed money; (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property; (vi) issue any securities other than the Trust Securities; or (vii) have any power to, or agree to any action by the Depositor that would, vary the investment (within the meaning of Treasury Regulation Section 301.7701-4(c)) of the Trust or of the Securityholders. The Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                 (d) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                 (i) to prepare  for filing by the Trust with the  Commission  a registration statement on Form S-3 under the Securities Act of 1933, as amended, in relation to the Preferred Securities, including any amendments thereto;

                 (ii) to  determine  the  states  in which  to take  appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

                 (iii) to prepare for filing by the Trust an  application to the
            New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities, if applicable;

                 (iv) to prepare for filing by the Trust with the  Commission  a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

                 (v) to negotiate the terms of the Underwriting Agreement providing for the sale of the Preferred Securities and to execute, deliver and perform the Underwriting Agreement on behalf of the Trust;

                 (vi) to negotiate the terms of the Remarketing Agreement providing for the retention of the Remarketing Agent and the establishment of certain procedures relating to Remarketings;

                 (vii) to negotiate the terms of the Calculation Agent Agreement providing for the retention of the Calculation Agent;

                 (viii) to elect to remarket the Preferred Securities and determine the length of any Fixed Rate Period in accordance with this Trust Agreement, including redemption dates applicable to any Fixed Rate Period; and

                 (ix) any other actions  necessary,  incidental,  appropriate or convenient to carry out any of the foregoing activities.

            (e) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or taxed as other than a grantor trust for United States federal income tax purposes and so that the Junior Subordinated Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially and adversely affect the interests of the Holders of the Preferred Securities.

         SECTION 2.08. ASSETS OF TRUST

         The assets of the Trust shall consist of the Trust Property.

         SECTION 2.09. TITLE TO TRUST PROPERTY

         Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders and the Trust in accordance with this Trust Agreement. The right, title and interest of the Property Trustee to the Junior Subordinated Debentures shall vest automatically in each Person who may thereafter be appointed as Property Trustee in accordance with the terms hereof. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         SECTION 2.10. MERGERS AND CONSOLIDATIONS OF THE TRUST

         The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially  as an entirety  to, any entity,  except  pursuant to this Section
2.10 or Section 9.04. At the request of the Holders of the Common Securities, and without the consent of the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Preferred Securities") so long as the
Successor  Preferred   Securities  have  the  same  priority  as  the  Preferred
Securities with respect to distributions and payments upon liquidation, redemption and otherwise; (ii) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Junior Subordinated Debentures; (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Preferred Securities) to be downgraded by any nationally recognized statistical rating organization; (iv) the Preferred Securities or any Successor Preferred Securities are listed or quoted, or any Successor Preferred Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which Preferred Securities are then listed or quoted; (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Preferred Securities) in any material respect; (vi) such successor entity has a purpose substantially identical to that of the Trust; (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Property Trustee has received an Opinion of Counsel from independent counsel experienced in such matters to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Preferred Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act; and (viii) the Depositor or any permitted transferee to whom it has transferred the Common Securities hereunder owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Preferred Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be taxable other than as a grantor trust for United States federal income tax purposes. Any merger or similar agreement shall be executed by the Administrative Trustees on behalf of the Trust.

                                   ARTICLE III

                                 PAYMENT ACCOUNT

         SECTION 3.01. PAYMENT ACCOUNT

            (a) On or prior to the Issue Date, the Property Trustee shall establish the Payment Account. The Property Trustee and an agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

            (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debentures and any amounts paid to the Property Trustee pursuant to the Guarantee. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

         SECTION 4.01. DISTRIBUTIONS

            (a) Distributions shall accrue from the Issue Date until the Redemption Date. During the Initial Fixed Rate Period, Distributions will be payable semiannually in arrears on April 1 and October 1 of each year, commencing on April 1, 2004. During any Fixed Rate Period, other than the Initial Fixed Rate Period, Distributions will be payable semiannually in arrears on the first day of the first month that begins at least six months after the first day of the Fixed Rate Period and on the first day of each six month period thereafter during such Fixed Rate Period. Any Fixed Rate Period may not end on a day other than a day immediately preceding a Distribution Payment Date. During any Floating Rate Period, Distributions will be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year.

            (b) If any Distribution Payment Date with respect to a Fixed Rate Period is not a Business Day, Distributions will be payable, without interest, on the immediately succeeding Business Day, with the same force and effect as if payment was made on the date such payment was originally payable. If any Distribution Payment Date with respect to a Floating Rate Period is not a Business Day, then Distributions will be payable on the immediately succeeding Business Day and Distributions shall accrue to the actual payment date (except for a Distribution Payment Date that coincides with the Redemption Date).

            (c) The amount of Distributions payable on each Distribution Payment Date relating to a Fixed Rate Period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions payable on each Distribution Payment Date relating to a Floating Rate Period will be computed by multiplying the per annum Distribution Rate in effect for such Distribution Period by a fraction, the numerator of which will be the actual number of days in such Distribution Period (or portion thereof) (determined by including the first day thereof and excluding the last thereof) and the denominator of which will be 360, and multiplying the rate so obtained by $1,000.

            (d) The Company has the right under the  Subordinated  Indenture  to defer payments of interest on the Junior Subordinated Debentures by extending the interest period from time to time on the Junior Subordinated Debentures (an "Extension Period") which, if exercised, would defer Distributions on the Preferred Securities during any Extension Period. The payment of such Distributions, together with any interest thereon, will be distributed to the Holders of Trust Securities as received at the end of any Extension Period.

            (e) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Payment Date only to the extent that the Trust has available funds on hand in the Payment Account for the payment of such Distributions.

            (f) Distributions on the Trust Securities on each Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant Record Date.

            Each Trust Security upon registration of transfer of or in exchange for or in lieu of any other Trust Security shall carry the rights of Distributions accrued and unpaid, and to accrue, which were carried by such other Trust Security.

         SECTION 4.02. DISTRIBUTION RATE

            (a) During the Initial Fixed Rate Period, the Distribution Rate shall be the Initial Distribution Rate.

            (b) Prior to the expiration of the Initial Fixed Rate Period and any subsequent Fixed Rate Period, prior to any Distribution Payment Date with respect to a Floating Rate Period or prior to any Distribution Payment Date in a Fixed Rate Period during a time in which the Preferred Securities are redeemable in such Fixed Rate Period, the Company and the Administrative Trustees will have the option to remarket the Preferred Securities to establish a new Fixed Rate for a new Fixed Rate Period (to be in effect after the expiration of the then current Distribution Period). If the Company and the Administrative Trustees elect to conduct a Remarketing of the Preferred Securities for the purpose of establishing a new Fixed Rate for a new Fixed Rate Period, the Trust shall, not less than 20 nor more than 35 Business Days prior to the related Election Date, notify in writing the Clearing Agency, the Property Trustee, the Indenture Trustee, the Calculation Agent and the Remarketing Agent. If the Preferred Securities are not issued in global, fully registered form to the Clearing Agency, such notice shall be delivered to the Holders instead of the Clearing Agency. Such notice shall describe the Remarketing and shall indicate the length of the proposed new Fixed Rate Period, the proposed Remarketing Date and any redemption provisions that will apply during such new Fixed Rate Period. The Company and the Administrative Trustees shall have the right to terminate a Remarketing at any time prior to the Election Date by written notice of such termination  to the  Clearing  Agency  (or  the  Holders,  as  applicable),  the
Remarketing Agent, the Property Trustee, the Indenture Trustee and the Calculation Agent.

            (c) If the Remarketing Agent has determined that it will be able to remarket all Preferred Securities tendered or deemed tendered for purchase in the Remarketing at a Fixed Rate and at a price of $1,000 per Preferred Security, on any Remarketing Date, the Distribution Rate for the new Fixed Rate Period will be the Fixed Rate determined by the Remarketing Agent, which will be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agent determines, in its sole judgment, to be the lowest Fixed Rate per annum, if any, that will enable it to remarket all Preferred Securities tendered or deemed tendered for Remarketing at a price of $1,000 per Preferred Security.

            (d) If the Company and the Administrative Trustees do not elect to remarket the Preferred Securities pursuant to Section 4.02(b) or have terminated a Remarketing or the Remarketing Agent is unable to remarket all of the Preferred Securities tendered or deemed tendered for a purchase price of $1,000 per Preferred Security pursuant to the Remarketing

Procedures, the Distribution Rate for the next Distribution Period shall be the Floating Rate and the new Distribution Period shall be a Floating Rate Period.

            (e) The Calculation Agent shall calculate the Floating Rate as follows:

         Except as provided below, the Floating Rate for any Floating Rate Period for the Preferred Securities will be equal to the Adjustable Rate (as defined below) plus 2.375%. The "Adjustable Rate" for any Distribution Period will be equal to the highest of the 3-month LIBOR Rate, the 10-year Treasury CMT and the 30-year Treasury CMT (each as defined below and collectively referred to as the "Benchmark Rates") for such Distribution Period during the Floating Rate Period. In the event that the Calculation Agent determines in good faith that for any reason:

                          (1) any one of the Benchmark Rates cannot be determined for any Distribution Period, the Adjustable Rate for such Distribution Period will be equal to the higher of whichever two of such rates can be so determined;

                          (2)   only one of the Benchmark Rates can be
                                determined for any Distribution Period, the Adjustable Rate for such Distribution Period will be equal to whichever such rate can be so determined; or

                          (3) none of the Benchmark Rates can be determined for any Distribution Period, the Adjustable Rate for the preceding Distribution Period will be continued for such Distribution Period.

         The "3-month LIBOR Rate" means, for each Distribution Period, the arithmetic average of the two most recent weekly quotes for deposits for U.S. Dollars having a term of three months, as published on the first Business Day of each week during the relevant Calendar Period (as defined below) immediately preceding the Distribution Period for which the Floating Rate is being determined. Such quotes will be taken from Telerate Page 3750 at approximately 11:00 a.m. London time on the relevant date. If such rate does not appear on Telerate Page 3750 on the relevant date, the 3-month LIBOR Rate will be the arithmetic mean of the rates quoted by three major banks in New York City selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the relevant date for loans in U.S. Dollars to leading European banks for a period of three months.

         "The 10-year Treasury CMT" means the rate determined in accordance with the following provisions:

                 (1) With respect to any Distribution determination date and the Distribution Period that begins immediately thereafter, the 10-year Treasury CMT means the rate displayed on Telerate Page 7051 under the caption "...Treasury Constant Maturities... Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Maturity Index (as defined below).

                          (2) If such rate is no longer displayed on the relevant page, or is not so displayed by 3:00 P.M., New York City time, on the applicable Distribution determination date, then the 10-year Treasury CMT for such Distribution determination date will be such treasury constant maturity rate for the Designated CMT Maturity Index as is published in H.15(519).

                          (3) If such rate is no longer displayed on the relevant page, or if not published by 3:00 P.M., New York City time, on the applicable Distribution determination date, then the 10-year Treasury CMT for such Distribution determination date will be such constant maturity treasury rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the applicable Distribution determination date with respect to such Distribution reset date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Telerate Page 7051 and published in H.15(519).

                          (4) If such information is not provided by 3:00 P.M., New York City time, on the applicable Distribution determination date, then the 10-year Treasury CMT for such Distribution determination date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on the Distribution determination date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer") selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Debentures") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

                          (5) If the Calculation Agent is unable to obtain three such Treasury Debentures quotations, the 10-year Treasury

                                CMT for the applicable Determination date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on the applicable Distribution determination date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Debentures with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million.

                          (6) If three or four (and not five) of such Reference Dealers are quoting as set forth above, then the 10-year Treasury CMT will be based on the arithmetic mean of the offered rates obtained and neither the highest nor lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as set forth above, the 10-year Treasury CMT with respect to the applicable Distribution determination date will remain the 10-year Treasury CMT for the immediately preceding interest period. If two Treasury Debentures with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, then the quotes for the Treasury Debentures with the shorter remaining term to maturity will be used.

         The "30-year Treasury CMT" has the meaning specified under the definition of 10-year Treasury CMT, except that the Designated CMT Maturity Index for the 30-year Treasury CMT shall be 30 years.

         The 3-month LIBOR Rate, the 10-year Treasury CMT and the 30-year Treasury CMT shall each be rounded to the nearest hundredth of a percent.

         The Floating Rate with respect to each Floating Rate Period will be calculated as promptly as practicable by the Calculation Agent according to the appropriate method described above.

            (f) If the Company elects to defer interest during a Fixed Rate Period, Distributions will continue to accrue at the Fixed Rate until the expiration of the Fixed Rate Period. Prior to the expiration of such Fixed Rate Period and any Fixed Rate Period during the Extension Period, the Company and the Administrative Trustees will have the option to remarket the Preferred Securities for a new Fixed Rate Period (to take effect upon expiration of such Fixed Rate Period). If the Company and the Trust do not remarket the Preferred Securities, the Floating Rate during the Extension Period shall be determined as provided herein, but shall not be less than the Fixed Rate for the Fixed Rate Period just ended. If the Company elects to defer interest during a Floating Rate Period, Distributions will continue to accrue at the applicable Floating Rate, reset quarterly, subject to the right of the Company and the Administrative Trustees to remarket the Preferred Securities prior to any Distribution Payment Date in order to establish a new Fixed Rate for a new Fixed Rate Period in accordance with this Section 4.02 and the Remarketing Procedures.

         SECTION 4.03. DISTRIBUTION PERIODS

         In accordance with Section 4.02 and the Remarketing Procedures, the Company and the Trust may, prior to the expiration of the Initial Fixed Rate Period and any subsequent Fixed Rate Period, prior to any Distribution Payment Date in a Fixed Rate Period during a time in which the Preferred Securities are redeemable in such Fixed Rate Period or prior to any Distribution Payment Date with respect to a Floating Rate Period, elect to remarket the Preferred Securities to establish a new Fixed Rate for a new Fixed Rate Period (to be in effect after the then current Distribution Period). A Fixed Rate Period must be for a duration of at least six months, may not extend beyond the stated maturity of the Junior Subordinated Debentures and may not end on a day other than a day immediately preceding a Distribution Payment Date. If a new Fixed Rate for a new Fixed Rate Period is set in a Remarketing, a new Fixed Rate Period shall commence following the expiration of the then current Distribution Period. If a new Fixed Rate for a new Fixed Rate Period is not set, for any reason, including after the expiration of the Initial Fixed Rate Period, in accordance with the terms of this Trust Agreement, a Floating Rate Period and the Floating Rate reset quarterly shall be in effect if and until the Company and the Administrative Trustees remarket the Preferred Securities and set a new Fixed Rate for a new Fixed Rate Period in accordance with Section 4.02 and the Remarketing Procedures.

         SECTION 4.04. REDEMPTION

            (a) On each Indenture Redemption Date and the Maturity Date of the Junior Subordinated Debentures, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

            (b) Notice of redemption shall be given by the Property Trustee by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall state:

                 (i) the Redemption Date;

                 (ii) the Redemption Price;

                 (iii) the CUSIP number or CUSIP numbers of the Preferred Securities affected;

                 (iv) that on the  Redemption  Date the  Redemption  Price  will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.04(e) below; and

                 (v) the  place  or  places  where  Trust  Securities  are to be surrendered for the payment of the Redemption Price.

            (c) The Trust in issuing the Trust Securities may use "CUSIP" or "private placement" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" or "private placement" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material.

            (d) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption or repayment of Subordinated Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

            (e) If the Trust gives a notice of redemption in respect of any Preferred Securities, then, by 10:00 a.m., New York City time, on the Redemption Date, the Depositor shall deposit sufficient funds with the Property Trustee to pay the Redemption Price. If such deposit has been made, then by 12:00 noon, New York City time, on the Redemption Date, subject to this Section 4.04(e), the Property Trustee will, with respect to Preferred Securities held in global form, irrevocably deposit with the Clearing Agency for such Preferred Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities. With respect to Preferred Securities that are not held in global form, the Property Trustee, subject to Section this 4.04(e), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant Record Dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, as set forth in Section
4.01 and in accordance with the continued accrual of interest on the Subordinated Debentures, from the Redemption Date originally established by the Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

         SECTION 4.05. SUBORDINATION OF COMMON SECURITIES AND DISTRIBUTIONS

            (a) Payment of Distributions on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Payment Date or Redemption Date an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all Outstanding Preferred Securities for all Distribution Periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or Redemption Price of, Preferred Securities then due and payable.

            (b) In the case of the occurrence of any Indenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Events of Default under this Trust Agreement with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

            (c) Distributions on the Common Securities shall be payable at the same Distribution Rates, on the same Distribution Payment Dates and for the same Distribution Periods and to holders as of the same Record Date as for the Preferred Securities.

         SECTION 4.06.     PAYMENT PROCEDURES

         Payments of Distributions in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Payment Dates. Payment of the Redemption Price of or Liquidation Distribution on the Preferred Securities shall be made in immediately available funds upon surrender of the Preferred Securities Certificates representing such Preferred Securities at the corporate trust office of the Property Trustee or, if the Preferred Securities are held by the Clearing Agency or its nominee, such Redemption Price or Liquidation Distribution shall be made to the Clearing Agency by wire transfer in immediately available funds. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

         SECTION 4.07. TAX RETURNS AND REPORTS

         The Administrative Trustee(s) shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Administrative Trustee(s) shall provide or cause to be provided on a timely basis to each Holder any Internal Revenue Service form required to be so provided in respect of the Trust Securities.

                                   ARTICLE V

                          TRUST SECURITIES CERTIFICATES

         SECTION 5.01. INITIAL OWNERSHIP

         Upon the creation of the Trust by the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

         SECTION 5.02. THE TRUST SECURITIES CERTIFICATES

         Each of the Preferred and Common Securities Certificates shall be issued in minimum denominations of $1,000 and integral multiples in excess thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Securities Certificates or did not hold such offices at the date of authentication and delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04.

         SECTION 5.03. AUTHENTICATION OF TRUST SECURITIES CERTIFICATES

         On the Issue Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor signed by its Chairman of the Board, its President or any Vice President, without further corporate action by the Depositor, in authorized denominations. No Trust Securities Certificate shall entitle its holder to any benefit under this Trust Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Securities Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit C, as applicable, executed by at least one Administrative Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Securities Certificate shall have been duly authenticated and delivered hereunder. All Trust Securities Certificates shall be dated the date of their authentication.

         SECTION 5.04. REGISTRATION OF TRANSFER AND EXCHANGE OF PREFERRED SECURITIES CERTIFICATES

         The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.08, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and the Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

         Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.08, the Administrative Trustees shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of authentication by the Administrative Trustee or Trustees. The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 5.08.

         Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustees and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar or the Administrative Trustees may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

         SECTION 5.05. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES

         If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the

Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees or any one of them on behalf of the Trust shall execute and authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         SECTION 5.06. PERSONS DEEMED SECURITYHOLDERS

         Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions (subject to Section 4.01(d)) and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

         SECTION 5.07. ACCESS TO LIST OF SECURITYHOLDERS' NAMES AND ADDRESSES

         In the event that the Property Trustee is no longer the Securities Registrar, the Administrative Trustees shall furnish or cause to be furnished to
(i) the Depositor and the Property Trustee semi-annually, not later than April 1 and October 1 in each year, and (ii) the Depositor or the Property Trustee, as the case may be, within 15 days after receipt by any Administrative Trustee of a request therefor from the Depositor or the Property Trustee, as the case may be, in writing, a list, in such form as the Depositor or the Property Trustee, as the case may be, may reasonably require, of the names and addresses of the Securityholders as of a date not more than 15 days prior to the time such list is furnished. If three or more Securityholders or one or more Holders of Trust Securities Certificates evidencing not less than 25% of the outstanding Liquidation Amount apply in writing to the Administrative Trustees, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Administrative Trustees shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 5.08. MAINTENANCE OF OFFICE OR AGENCY

         The Administrative Trustees shall maintain in the Borough of Manhattan, New York, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate The Bank of New York, 101 Barclay Street, New York, New York 10286, as its principal agency for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

         SECTION 5.09. APPOINTMENT OF PAYING AGENT

         The Paying Agent shall make Distributions and other payments provided hereby to Securityholders from the Payment Account and shall report the amounts of such Distributions and payments to the Property Trustee and the
Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions and payments provided hereby. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect, provided that such revocation and removal shall not become effective until the appointment of a successor. The Paying Agent shall initially be the Property Trustee, and it may choose any co-paying agent that is acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Property Trustee, provided that such resignation shall not become effective until the appointment of a successor. In the event that a Paying Agent shall resign or be removed, the Property Trustee shall appoint a successor that is acceptable to the Administrative Trustees to act as Paying Agent (which shall be a bank or trust company). The Property Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Property Trustee to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 5.10. OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR

         On the Issue Date, the Depositor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities, except for transfers by operation of law or to an Affiliate of the Depositor or a permitted successor under Section 608 of the Subordinated Indenture, shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN".

         SECTION 5.11. BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES; COMMON SECURITIES CERTIFICATE

            (a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, or its custodian, by or on behalf of, the Trust. Such Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a definitive Preferred Securities Certificate representing such beneficial owner's interest in such Preferred Securities, except as provided in
Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

(i) the provisions of this Section 5.11(a) shall be in full force and effect;

                 (ii) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of principal of and Distributions on the Book-Entry Preferred Securities and the giving of instructions or directions to Owners of Book-Entry Preferred Securities) as the sole Holder of Book-Entry Preferred Securities and shall have no obligations to the Owners thereof;

                 (iii) to the extent that the provisions of this Section conflict with any other provisions of this Trust Agreement, the provisions of this Section shall control; and

                 (iv) the  rights  of the  Owners  of the  Book-Entry  Preferred
            Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants.

                 (v) The Clearing  Agency will make  book-entry  transfers among the Clearing Agency Participants; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Trust Agreement, so long as

            Definitive Preferred Securities Certificates have not been issued, the Trustees may conclusively rely on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Owners' votes or assigning the right to vote on any matter to any other Person either in whole or in part.

                 (b) A single Common  Securities  Certificate  representing  the
            Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

         SECTION 5.12. NOTICES TO CLEARING AGENCY

         To the extent a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

         SECTION 5.13. DEFINITIVE PREFERRED SECURITIES CERTIFICATES

         If (i) the Depositor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates, and the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency, then the Administrative Trustees shall notify the Clearing Agency and Holders of the Preferred Securities. Upon surrender to the Administrative Trustees of the typewritten Preferred Securities Certificate or Certificates representing the Book-Entry Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees or any one of them shall execute and authenticate the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

         SECTION 5.14. RIGHTS OF SECURITYHOLDERS

         The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the beneficial ownership interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or other similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor, except as otherwise provided in the Expense Agreement and
Section 11.01 hereof, will be fully paid and nonassessable by the Trust. Except as otherwise provided in the Expense Agreement and Section 11.01 hereof, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

         SECTION 6.01. LIMITATIONS ON VOTING RIGHTS

            (a) Except as provided in this Section,  in Section 2.10, in Section
8.10 or in Section 11.03 of this Trust Agreement, in the Subordinated Indenture, and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

            (b) So long as any Junior Subordinated Debentures are held by the Property Trustee on behalf of the Trust, the Property Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or execute any trust or power conferred on the Property Trustee with respect to such Junior Subordinated Debentures; (ii) waive any past default that may be waived under Section 513 of the Subordinated Indenture; (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debentures shall be due and payable; or
(iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Junior Subordinated Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of Junior Subordinated Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. Subject to Section 8.02, the Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received with respect to the Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action will not cause the Trust to be taxable other than as a grantor trust for United States federal income tax purposes.

            (c) If any proposed amendment to the Trust Agreement provides for, or the Trust otherwise proposes to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities; except as otherwise provided in Section 11.03(c). Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to be taxable other than as a grantor trust for United States federal income tax purposes.

            (d) Holders of a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past Event of Default and its consequences, except a default described in clause (b) or (c) of the definition of "Event of Default" contained in Section 1.01, a default in respect of a covenant or provision which under this Trust Agreement cannot be modified or amended without the consent of the Holder of each Outstanding Preferred Security or an Indenture Event of Default that the Holders of a Majority in Liquidation Amount of the Preferred Securities would not be entitled to waive pursuant to Section 6.01(e).

         Upon any such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to Preferred Securities shall also be deemed to constitute a waiver by the Holders of Common Securities for all purposes of the Trust Agreement without any further act, vote or consent of the Holders of Common Securities.

            (e) For so long as any Preferred Securities remain Outstanding, if, upon an Indenture Event of Default, the Indenture Trustee and the holders of the outstanding Junior Subordinated Debentures have failed to declare the principal of all of the Junior Subordinated Debentures to be immediately due and payable, the Holders of at least 33% in aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have such right to make such declaration by a notice in writing to the Property Trustee, the Depositor and the Indenture Trustee.

         At any time after such a declaration of acceleration with respect to the Junior Subordinated Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in the Subordinated Indenture, the Holders of a Majority in Liquidation Amount of the Preferred Securities, by written notice to the Property Trustee, the Depositor and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                 (i) the  Depositor  has paid or  deposited  with the  Indenture
            Trustee a sum sufficient to pay

                         (1) all overdue  installments of interest on all of the
                 Junior Subordinated Debentures,

                         (2) the principal of any Junior Subordinated Debentures
                 which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Junior Subordinated Debentures, and

                         (3) all sums paid or advanced by the Indenture  Trustee
                 under the Subordinated Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Property Trustee, their agents and counsel; and

                 (ii) all Indenture Events of Default, other than the non-payment of the principal of the Junior Subordinated Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 813 of the Subordinated Indenture.

         The Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Subordinated Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a default in respect of a covenant or provision which under the Subordinated Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debentures. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is represented by Book-Entry Preferred Securities Certificates, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.01(e).

            (f) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust
Agreement and the Subordinated Indenture, upon an Indenture Event of Default specified in Sections 801(a) and (b) of the Subordinated Indenture, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 808 of the Subordinated Indenture, for enforcement of payment to such Holder of the principal amount of Junior Subordinated Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Section 6.01(e) and this
Section 6.01(f), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Junior Subordinated Debentures.

         The holders of a Majority in Liquidation Amount of the Preferred Securities at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Preferred Securities; provided, however, that, the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Property Trustee in good faith shall determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders of Preferred Securities not parties to such direction, and provided further that nothing in this Trust Agreement shall impair the right of the Property Trustee to take any action deemed proper by the Property Trustee and which is not inconsistent with such direction by such Holders.

         SECTION 6.02. NOTICE OF MEETINGS

         Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 11.08 to each Preferred Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         SECTION 6.03. MEETINGS OF PREFERRED SECURITYHOLDERS

         No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of at least 25% of the Preferred Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which Preferred Securityholders are entitled to vote.

         Preferred Securityholders of record of at least 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

         If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding more than 66-2/3% of the Preferred Securities (based upon their Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

         SECTION 6.04. VOTING RIGHTS

         Securityholders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote; provided, however, any Preferred Securities that are owned by the Company, the Property Trustee or the Delaware Trustee will, for purposes of any vote or consent, be treated as if they were not outstanding.

         SECTION 6.05. PROXIES, ETC.

         At any meeting of Securityholders, any Securityholder entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         SECTION 6.06. SECURITYHOLDER ACTION BY WRITTEN CONSENT

         Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding at least 66-2/3% of all outstanding Trust Securities entitled to vote in respect of such action (or such other proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing (based upon their Liquidation Amount).

         SECTION 6.07. RECORD DATE FOR VOTING AND OTHER PURPOSES

         For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

         SECTION 6.08. ACTS OF SECURITYHOLDERS

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Administrative Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustees deem sufficient.

         The ownership of Preferred Securities shall be proved by the Securities Register. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         If any dispute shall arise between the Securityholders of Trust Securities and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         SECTION 6.09. INSPECTION OF RECORDS

         Upon reasonable notice to the Trustees, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEES

         SECTION 7.01. REPRESENTATIONS AND WARRANTIES OF THE TRUSTEES

         The Bank, the Delaware Bank, the Property Trustee and the Delaware Trustee, each on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that: (a) the Bank is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of New York, and the Delaware Bank is a banking corporation or trust company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (b) each of the Bank and the Delaware Bank has full corporate power, authority and legal right to execute, deliver and perform their obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

            (c) this Trust Agreement has been duly authorized, executed and delivered by each of the Bank and the Delaware Bank and constitutes the valid and legally binding agreement of each of the Bank and the Delaware Bank, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (d) the execution, delivery and performance by each of the Bank and the Delaware Bank of this Trust Agreement have been duly authorized by all necessary corporate action on the part of the Bank, the Property Trustee, the Delaware Bank and the Delaware Trustee and do not require any approval of stockholders of the Bank or the Delaware Bank and such execution, delivery and performance will not (i) violate the Bank's or the Delaware Bank's Charter or By-laws, or (ii) violate any law, governmental rule or regulation of the United States or the State of New York or Delaware, as the case may be, governing the banking or trust powers of the Bank and the Property Trustee or the Delaware Bank and the Delaware Trustee, or any order, judgment or decree applicable to the Bank, the Property Trustee, the Delaware Bank or the Delaware Trustee; and

            (e) neither the authorization, execution or delivery by the Bank or the Delaware Bank of this Trust Agreement, nor the consummation of any of the transactions by the Bank, the Property Trustee, the Delaware Bank or the Delaware Trustee (as appropriate in context) contemplated herein or therein, require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal, New York or Delaware law governing the banking or trust powers of the Bank or the Delaware Bank.

                                  ARTICLE VIII

                                  THE TRUSTEES

         SECTION 8.01. CERTAIN DUTIES AND RESPONSIBILITIES

            (a) The rights, duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, the Trust Indenture Act. The Property Trustee, other than during the occurrence and continuation of an Event of Default, undertakes to perform only such duties as are specifically set forth in this Trust Agreement and, upon an Event of Default, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his/her own affairs. The Trustees shall have all the privileges, rights and immunities provided by the Delaware Statutory Trust Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, the Delaware Trustee shall not be liable to the Trust or to any Securityholder for the Delaware Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Delaware Trustee otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Delaware Trustee.

            (b) All payments made by the Property Trustee in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

         SECTION 8.02. NOTICE OF DEFAULTS

         Within 90 days after the occurrence of any default, the Property Trustee shall transmit, in the manner and to the extent provided in Section 11.08, notice of any default actually known to the Property Trustee to the Securityholders, the Administrative Trustees and the Depositor, unless such default shall have been cured or waived before the giving of such notice, provided that the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         SECTION 8.03. CERTAIN RIGHTS OF PROPERTY TRUSTEE

         Subject to the provisions of Section 8.01 and except as provided by law:

            (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action, or
(ii) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

            (c) the Property Trustee may consult with counsel or other experts of its selection and the written advice of such counsel or other experts or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (d) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (e) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (f) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys; provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

            (g) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

            (h) the Property Trustee shall not be deemed to have notice of any default or Event of Default unless an officer of the Property Trustee assigned to its Corporate Trust Division has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Property Trustee at its corporate trust office, and such notice references the Trust Securities and this Trust Agreement; and

            (i) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its respective capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 8.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES

         The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities in accordance with Section 2.05.

         The Property Trustee may conclusively assume that any funds held by it hereunder are legally available unless an officer of the Property Trustee assigned to its Institutional Trust Services Department shall have received written notice from the Company, any Holder or any other Trustee that such funds are not legally available.

         The Property Trustee makes no representations as to the value or condition of the property of the Trust or any part thereof. The Property Trustee makes no representations as to the validity or sufficiency of this Trust Agreement or the Trust Securities.

         SECTION 8.05. MAY HOLD SECURITIES

         Except as  provided  in the  definition  of the term  "Outstanding"  in
Article I, any Trustee or any other agent of the Trustees or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         SECTION 8.06. COMPENSATION; FEES; INDEMNITY

         The Depositor, as obligor of the Junior Subordinated Debentures, agrees:

            (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise  expressly provided herein, to reimburse the
Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their willful misconduct, negligence or bad faith (or, in the case of the Delaware Trustee, any such expense, disbursement or advance as shall have been caused by his/her own gross negligence); and

            (c) to indemnify each of the Trustees for, and to hold each of the Trustees harmless against, any and all loss, damage, claims, liability or expense incurred without willful misconduct, negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending themselves against any claim (whether by the Depositor, any Securityholder or any other person) or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         The provisions of this Section 8.06 shall survive the termination of this Trust Agreement.

         SECTION 8.07. TRUSTEES REQUIRED; ELIGIBILITY

            (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

            (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity authorized to conduct a trust business and with its principal place of business in the State of Delaware that shall act through one or more persons authorized to bind such entity.

         SECTION 8.08. CONFLICTING INTERESTS

         If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. To the extent permitted by the Trust Indenture Act, the Property Trustee shall not be deemed to have a conflicting interest by virtue of being trustee under the Guarantee.

         SECTION 8.09. CO-TRUSTEES AND SEPARATE TRUSTEE

         At any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of the Common Securities and the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such Trust Property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall satisfy the requirements of Section 8.07.

         Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                 (i) The Trust Securities shall be executed,  authenticated  and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees hereunder, shall be exercised, solely by the Trustees.

                 (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

                 (iii) The Property  Trustee,  at any time,  by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                 (iv) No  co-trustee  or  separate  trustee  hereunder  shall be personally liable by reason of any act or omission of the Property Trustee, or any other such trustee hereunder.

                 (v) The Trustees  shall not be liable by reason of any act of a co-trustee or separate trustee.

                 (vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 8.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

         No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

         The Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Relevant Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

         Unless an Indenture Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at any time by Act of the Holder of the Common Securities. If an Indenture Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at such time by Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities Certificates, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust).

         If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Trustee at a time when no Indenture Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of the Holder of the Common Securities delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as the Relevant Trustee at a time when an Indenture Event of Default shall have occurred and be continuing, the Holders of Preferred Securities, by Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities then outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the Relevant Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed in accordance with this Section
8.10 and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

         The retiring Relevant Trustee shall give notice of each resignation and each removal of the Relevant Trustee, and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 11.08 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its corporate trust office if it is the Property Trustee.

         Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the act of the remaining Administrative Trustee or (ii) otherwise by the Depositor (with the successor in each case being an individual who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor believes that any Administrative Trustee has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

         SECTION 8.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

         In case of the appointment hereunder of a successor Relevant Trustee, every such successor Relevant Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective and such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Depositor or the successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Relevant Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Relevant Trustee all property and money held by such retiring Relevant Trustee hereunder.

         Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

         No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

         SECTION  8.12.  MERGER,  CONVERSION,  CONSOLIDATION  OR  SUCCESSION  TO
BUSINESS

         Any Person into which the Property Trustee, Delaware Trustee or any Administrative Trustee which is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder; provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 8.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST

         If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Junior Subordinated Debentures or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor). For purposes of
Section 311(b)(4) and (6) of the Trust Indenture Act:

            (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

            (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Depositor or the Trust (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided the security is received by the Property Trustee simultaneously with the creation of the creditor relationship with the Depositor or the Trust (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         SECTION 8.14. REPORTS BY PROPERTY TRUSTEE

            (a) Within 60 days after May 15 of each year commencing with May 15, 2004, if required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the date of this Trust Agreement or the preceding May 15.

            (b) The Property Trustee shall transmit to Securityholders the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

            (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

         SECTION 8.15. REPORTS TO THE PROPERTY TRUSTEE

         The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and, within 120 days after the end of each fiscal year of the Depositor, the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act in the form and in the manner required by Section 314 of the Trust Indenture Act.

         Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein.

         SECTION 8.16. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT

         Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement, including an Officers' Certificate and an Opinion of Counsel that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c) of the Trust Indenture Act shall comply with Section 314(e) of the Trust Indenture Act.

         SECTION 8.17. NUMBER OF TRUSTEES

            (a) The number of Trustees shall initially be four; provided that the Depositor by written instrument may increase or decrease the number of Administrative Trustees.

            (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section  8.10.

            (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an
Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all powers granted to the Administrative Trustees and shall discharge the duties imposed upon the Administrative Trustees by this Trust Agreement.

         SECTION 8.18. DELEGATION OF POWER

            (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(A), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

            (b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION   8.19.   ENFORCEMENT   OF  RIGHTS  OF   PROPERTY   TRUSTEE  BY
SECURITYHOLDERS

         If (i) the Trust fails to pay Distributions in full on the Preferred Securities for more than five consecutive years at any one time, or (ii) an Event of Default occurs and is continuing, then the Holders of Preferred Securities will rely on the enforcement by the Property Trustee of its rights against the Company as the holder of the Junior Subordinated Debentures. In addition, the Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Junior Subordinated Debentures; provided that such direction shall not be in conflict with any rule of law or with this Trust Agreement, and could not involve the Property Trustee in personal liability in circumstances where reasonable indemnity would not be adequate. If the Property Trustee fails to enforce its rights under the Junior Subordinated Debentures, a Holder of Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against the Company to enforce its rights under this Trust Agreement without first instituting any legal proceeding against the Property Trustee or any other Person, including the Trust; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Trust Agreement to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal and ratable benefit of all such Holders. Notwithstanding the foregoing, a Holder of Preferred Securities may institute a legal proceeding directly against the Company, without first instituting a legal proceeding against or requesting or directing that action be taken by the Property Trustee or any other Person, for enforcement of payment to such Holder of principal of or interest on the Junior Subordinated Debentures having a principal amount equal to the aggregate stated liquidation amount of the Preferred Securities of such Holder on or after the due dates therefor specified or provided for in the Junior Subordinated Debentures. The Company shall be subrogated to all rights of the Holders of Preferred Securities in respect of any amounts paid to such Holders by the Company pursuant to this Section.

         SECTION 8.20. DELAWARE TRUSTEE

            (a) Notwithstanding any other provision of this Trust Agreement, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the
Administrative Trustees or the Property Trustee described in this Trust Agreement. The Delaware Trustee shall be a trustee for the sole and limited purpose of fulfilling the requirements of ss.3807 of the Delaware Statutory Trust Act.

            (b) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust (i) any agreements or instruments executed and delivered by The Bank of New York (Delaware) are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by The Bank of New York (Delaware) in its individual capacity but is made and intended for the purpose of binding only the Trust, and
(iii) under no circumstances shall The Bank of New York (Delaware) in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Trust Agreement, except if such breach or failure is due to any gross negligence or willful misconduct of the Delaware Trustee.

                                   ARTICLE IX

                           TERMINATION AND LIQUIDATION

         SECTION 9.01. TERMINATION UPON EXPIRATION DATE

         The Trust shall automatically terminate on December 1, 2043 (the "Expiration Date") or earlier pursuant to Section 9.02.

         SECTION 9.02. EARLY TERMINATION

         Upon the first to occur of any of the following events (such first occurrence, an "Early Termination Event"), the Trust shall be dissolved and terminated in accordance with the terms hereof:

                 (i) the  occurrence  of a  Bankruptcy  Event in  respect of the
            Depositor, dissolution or liquidation of the Depositor, or the dissolution of the Trust pursuant to judicial decree;

                 (ii) the delivery of written  direction to the Property Trustee by the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor) to terminate the Trust and distribute the Junior Subordinated Debentures to Securityholders as provided in Section 9.04; and

                 (iii) the  payment  at  maturity  or  redemption  of all of the
            Junior Subordinated Debentures, and the consequent redemption of all of the Preferred Securities.

         SECTION 9.03. TERMINATION

         The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.04, of all amounts or instruments required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

         SECTION 9.04. LIQUIDATION

            (a) If any Early  Termination  Event  specified  in  clause  (ii) of
Section 9.02 occurs, the Trust shall be liquidated and the Property Trustee shall distribute the Junior Subordinated Debentures to the Securityholders as provided in this Section 9.04.

            (b) In connection with a distribution of the Junior Subordinated Debentures, each Holder of Trust Securities shall be entitled to receive, after the satisfaction of liabilities to creditors of the Trust (as evidenced by a certificate of the Administrative Trustees), a Like Amount of Junior Subordinated Debentures. Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                 (i) state the Liquidation Date;

                 (ii) state that from and after the Liquidation  Date, the Trust
            Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures; and

                 (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debentures as the Administrative Trustees or the Property Trustee shall deem appropriate.

            (c) In order to effect the liquidation of the Trust and distribution of the Junior Subordinated Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debentures in exchange for the Outstanding Trust Securities Certificates.

            (d) After the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Junior Subordinated Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures, accruing interest at the rate provided for in the Junior Subordinated Debentures from the last Distribution Payment Date on which a Distribution was made on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Junior Subordinated Debentures) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Junior Subordinated Debentures upon surrender of Trust Securities Certificates.

            (e) The Depositor will use its best efforts to have the Junior Subordinated Debentures that are distributed in exchange for the Preferred Securities to be listed on such securities exchange as the Preferred Securities are then listed. The Depositor may elect to have the Junior Subordinated Debentures issued in book-entry form to the Clearing Agency or its nominee pursuant to a Certificate Depository Agreement.

         SECTION 9.05. BANKRUPTCY

         If an Early Termination Event specified in clause (i) of Section 9.02 has occurred, the Trust shall be liquidated. The Property Trustee shall distribute the Junior Subordinated Debentures to the Securityholders as provided in Section 9.04, unless such distribution is determined by the Administrative Trustees not to be practical, in which event the Holders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

         SECTION 9.06. CERTIFICATE OF CANCELLATION

         A Certificate of Cancellation ("Certificate") to terminate and dissolve the Trust (as permitted hereby) may be signed by any Administrative Trustee, individually, in such capacity so long as such Certificate fully complies with all legal requirements.

                                   ARTICLE X

                             REMARKETING PROCEDURES

         SECTION 10.01. ELECTION TO REMARKET

         If the Company, and the Administrative Trustees acting at the direction of the Company, elect to conduct a Remarketing, the Trust, not less than 20 nor more than 35 Business Days prior to the related Election Date, is required pursuant to Section 4.02(b) to give the written notice of proposed Remarketing of the Preferred Securities to the Clearing Agency, the Property Trustee, the Indenture Trustee, the Remarketing Agent and the Calculation Agent. If the Preferred Securities are not issued in global, fully registered form to the Clearing Agency, such notice shall be delivered to the Holders instead of the Clearing Agency. As required by Section 4.02(b), such notice will describe the Remarketing and will indicate the length of the proposed new Fixed Rate Period, the proposed Remarketing Date and any redemption provisions that will apply during such new Fixed Rate Period. At any time prior to the Election Date, the Company and the Administrative Trustees may elect to terminate a Remarketing by giving the Clearing Agency (or the Holders, as applicable), the Remarketing
Agent, the Property Trustee, the Indenture Trustee and the Calculation Agent written notice of such termination.

         SECTION 10.02. NOTICE OF ELECTION

            (a) Not later than 4:00 P.M., New York City time, on an Election Date, each Holder of Preferred Securities may give, through the facilities of the Clearing Agency in the case of Book-Entry Preferred Securities Certificates, a written notice to the Property Trustee of its election ("Notice of Election")
(i) to retain and not to have all or any portion of the Preferred Securities owned by it remarketed in the Remarketing or (ii) to tender all or any portion of such Preferred Securities for purchase in the Remarketing (such portion, in either case, is to be in the Liquidation Amount of $1,000 or any integral multiple thereof). Any Notice of Election given to the Property Trustee will be irrevocable and may not be conditioned upon the level at which the Fixed Rate is established in the Remarketing. Promptly after 4:30 P.M., New York City time, on such Election Date, the Property Trustee, based on the Notices of Election received by it through the Clearing Agency (or from the Holders, if Definitive Preferred Securities Certificates have been issued) prior to such time, will notify the Administrative Trustees, the Company and the Remarketing Agent of the number of Preferred Securities to be retained by holders of Preferred Securities and the number of Preferred Securities tendered for purchase in the Remarketing.

            (b) If any Holder of Preferred Securities gives a Notice of Election to tender Preferred Securities as described in 10.02(a), the Preferred Securities so subject to such Notice of Election will be deemed tendered for purchase in the Remarketing, notwithstanding any failure by such Holder to deliver or properly deliver such Preferred Securities to the Remarketing Agent for purchase. If any Holder of Preferred Securities fails timely to deliver a Notice of Election, as described above, such Preferred Securities will be deemed tendered for purchase in such Remarketing, notwithstanding such failure or the failure by such Holder to deliver or properly deliver such Preferred Securities to the Remarketing Agent for purchase.

            (c) The right of each Holder of Preferred Securities to have Preferred Securities tendered for purchase in the Remarketing shall be limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement, (ii) Preferred Securities tendered have not been called for redemption, (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Preferred Securities at a Fixed Rate and
(iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent.

            (d) Any Holder of Preferred Securities that desires to continue to retain a number of Preferred Securities, but only if the Fixed Rate is not less than a specified rate per annum, shall submit a Notice of Election to tender such Preferred Securities pursuant to this Section 10.02 and separately notify the Remarketing Agent of its interest at the telephone number set forth in the notice of Remarketing delivered pursuant to Section 10.01. If such Holder so notifies the Remarketing Agent, the Remarketing Agent will give priority to such Holder's purchase of such number of Preferred Securities in the Remarketing providing that the Fixed Rate is not less than such specified rate.

         SECTION 10.03. DETERMINATION OF DISTRIBUTION RATE

            (a) If Holders submit Notices of Election to retain all of the Preferred Securities then outstanding, the Fixed Rate will be the rate determined by the Remarketing Agent, in its sole discretion, as the rate that would have been established had a Remarketing been held on the related Remarketing Date.

            (b) On any Remarketing Date on which the Remarketing is to be conducted, the Remarketing Agent will use commercially reasonable efforts to remarket, at a price equal to 100% of the Liquidation Amount thereof, Preferred Securities tendered or deemed tendered for purchase. Except as provided in
Section 10.03(a), if, as a result of such efforts, on any Remarketing Date, the Remarketing Agent has determined that it will be able to remarket all Preferred Securities tendered or deemed tendered for purchase in the Remarketing at a Fixed Rate and at a price of $1,000 per Preferred Security, prior to 4:00 P.M., New York City time, on such Remarketing Date, the Remarketing Agent will determine the Fixed Rate, which will be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agent determines, in its sole judgment, to be the lowest Fixed Rate per annum, if any, that will enable it to remarket all Preferred Securities tendered or deemed tendered for Remarketing at a price of $1,000 per Preferred Security.

            (c) If the Remarketing Agent is unable to remarket by 4:00 P.M., New York City time on the third Business Day prior to the Remarketing Settlement Date, all Preferred Securities tendered or deemed tendered for a purchase at a price of $1,000 per Preferred Security, the Distribution Rate for the next Distribution Period shall be the Floating Rate and the new Distribution Period shall be a Floating Rate Period. In such case, no Preferred Securities will be sold in the Remarketing and each Holder will continue to hold its Preferred Securities at such Floating Rate during such Floating Rate Period.

            (d) All Preferred Securities tendered or deemed tendered in the Remarketing will be automatically delivered to the account of the Remarketing Agent through the facilities of the Clearing Agency against payment of the purchase price therefor on the Remarketing Settlement Date. The Remarketing Agent will make payment to the Clearing Agency Participant of each tendering holder of Preferred Securities in the Remarketing through the facilities of the Clearing Agency by the close of business on the Remarketing Settlement Date.

         In accordance with the Clearing Agency's normal procedures, on the Remarketing Settlement Date, the transaction described above with respect to each Preferred Security tendered for purchase and sold in the Remarketing will be executed through the Clearing Agency Participants, will be debited and credited and such Preferred Securities delivered by book entry as necessary to effect purchases and sales of such Preferred Securities. The Clearing Agency is expected to make payment in accordance with its normal procedures.

         This  Section   10.03(d)  shall  not  apply  if  Definitive   Preferred
Securities Certificates have been issued.

            (e) If any Holder selling Preferred Securities in the Remarketing fails to deliver such Preferred Securities, the Clearing Agency Participant of such selling Holder and of any other person that was to have purchased Preferred Securities in the Remarketing may deliver to any such other person a number of Preferred Securities that is less than the number of Preferred Securities that otherwise was to be purchased by such person. In such event, the number of Preferred Securities to be so delivered will be determined by such Clearing Agency Participant and delivery of such lesser number of Preferred Securities will constitute good delivery. This paragraph shall not apply if Definitive Preferred Securities Certificates have been issued.

         The Remarketing Agent is not obligated to purchase any Preferred Securities that would otherwise remain unsold in a Remarketing. Neither the Trust, any Trustee, the Company nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Preferred Securities for Remarketing.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.01. GUARANTEE BY THE DEPOSITOR

         Subject to the terms and conditions hereof, the Depositor irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders of any Preferred Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This guarantee is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

         SECTION 11.02. LIMITATION OF RIGHTS OF SECURITYHOLDERS

         The death or incapacity of any Person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in and for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         SECTION 11.03. AMENDMENT

            (a) This Trust Agreement may be amended from time to time by the Property Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities, without the consent of any Holder of the Preferred Securities
(i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement;
provided, however, that such amendment shall not adversely affect in any material respect the interests of any Holder of Trust Securities; (ii) to facilitate the tendering, remarketing and settlement of the Preferred Securities, as herein contemplated; (iii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be taxable other than as a grantor trust for United States federal income tax purposes at any time that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act; or (iv) in accordance with the requirements of Section 8.11.

            (b) Except as provided in Section 11.03(c) hereof, any provision of this Trust Agreement may be amended by the Property Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Preferred Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's being taxable as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

            (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date; (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; or (iii) change the consent required pursuant to this Section 11.03.

            (d) Notwithstanding any other provisions of this Trust Agreement, the Trustees shall not enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment

Company Act of 1940, as amended, afforded by Rule 3a-5 thereunder.

            (e) Without the consent of the Depositor, the Calculation Agent or the Remarketing Agent, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor, the Calculation Agent or the Remarketing Agent, as the case may be. Notwithstanding any other provisions of this Trust Agreement, the consent of the Delaware Trustee shall be required to amend any provision of, or add any provision to, this Trust Agreement which affects the Delaware Trustee's rights, duties, immunities, liabilities or otherwise. In executing any amendment permitted by this Trust Agreement, the Trustees shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon an Officer's Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement. Any Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties, immunities or liabilities under this Trust Agreement or otherwise.

            (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

         SECTION 11.04. SEPARABILITY

         In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.05. GOVERNING LAW

         THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

         SECTION 11.06. SUCCESSORS

         This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to both the Trust and the Trustees, including any successor by operation of law.

         SECTION 11.07. HEADINGS

         The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

         SECTION 11.08. NOTICE AND DEMAND

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address appear on the Securities Register and, (ii) in the case of the Common Securityholder or the Depositor, to Southwestern Electric Power Company, 1 Riverside Plaza, Columbus, Ohio 43215, Attention: Treasurer, Facsimile No. (614) 716-1687, or to such other address as the Common Securityholder or the Depositor may give notice of to the Property Trustee and the Delaware Trustee. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust or the Trustees shall be given in writing addressed as follows: (i) with respect to the Property Trustee and the Delaware Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Division, Facsimile No. (212) 815-3272; The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Trust Administration, Facsimile No. (302) 283-8279, as the case may be, or to such other address as the Property Trustee or the Delaware Trustee may give notice of to the Depositor; and (ii) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked Attention:
Administrative Trustees of SWEPCo Capital Trust I, c/o Treasurer. Such notice, demand or other communication to or upon the Trust or the Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the applicable Trustee.

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be served upon the Calculation Agent or the Remarketing Agreement shall be given in accordance with the Calculation Agent Agreement or the Remarketing Agreement, respectively.

         SECTION 11.09. AGREEMENT NOT TO PETITION

         Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this
Section 11.09, the Property Trustee agrees, for the benefit of Securityholders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustees or the Trust may assert. The provisions of this Section 11.09 shall survive the termination of this Trust Agreement.

         SECTION 11.10. CONFLICT WITH TRUST INDENTURE ACT

            (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trustee Agreement and shall, to the extent applicable, be governed by such provisions.

            (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

            (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

            (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE SUBORDINATED INDENTURE AND THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.



IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement or have caused this Trust Agreement to be executed on their behalf, all as of the day and year first above written.

                                            SOUTHWESTERN ELECTRIC POWER COMPANY,
                                                   as Depositor


                                            By:
                                               -------------------------------
                                               Name:  Wendy G. Hargus
                                               Title: Assistant Treasurer


                                                      THE BANK OF NEW YORK,
                                                      as Property Trustee

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------



                                            THE BANK OF NEW YORK (DELAWARE)
                                               as Delaware Trustee



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------


                                            ------------------------------------
                                                      Wendy G. Hargus
                                                as Administrative Trustee




                                            ------------------------------------
                                                      Jeffrey D. Cross
                                                as Administrative Trustee

                                    EXHIBIT A

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to SWEPCo Capital Trust I or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner thereof, Cede & Co., has an interest herein.*

Certificate Number                                Number of Preferred Securities

                                                          -------------

      P-_                                            CUSIP NO. 870695 AA 1


                   Certificate Evidencing Preferred Securities
                                       of
                             SWEPCo Capital Trust I

                       Flexible Trust Preferred Securities
                      (Five Year Initial Fixed Rate Period)
               (Liquidation Amount $1,000 per Preferred Security)

                  SWEPCo Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co.* (the "Holder") is the registered owner of _____ (_______) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the SWEPCo Capital Trust I Flexible Trust Preferred Securities (Five Year Initial Fixed Rate Period) (Liquidation Amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of September 1, 2003, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Preferred Securities as set forth therein. The holder of this certificate is entitled to the benefits of a guarantee by Southwestern Electric Power Company, a Delaware corporation (the "Company"), pursuant to a Guarantee Agreement between the Company and The Bank of New York, as guarantee trustee, dated as of September 1, 2003, as the same may be amended from time to time (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

*Insert in Book-Entry Preferred Securities Certificates only

         IN WITNESS WHEREOF, the Administrative Trustees of the Trust have executed this certificate this ____ day of _______, ____.

                                            SWEPCO CAPITAL TRUST I


                                            By:
                                               ---------------------------------
                                                    Wendy G. Hargus,
                                                    As Administrative Trustee


                                            By:
                                               ---------------------------------
                                                    Jeffrey D. Cross,
                                                    As Administrative Trustee



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

                                            ------------------------------------
                                            as Administrative Trustee

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(Insert address and zip code of assignee) and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
             ----------------------------------------

Signature:
             ----------------------------------------

(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

                                    EXHIBIT B

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

         THIS AGREEMENT AS TO EXPENSES AND LIABILITIES (this "Agreement") is made as of September 1, 2003, between Southwestern Electric Power Company, a Delaware corporation (the "Company"), and SWEPCo Capital Trust I, a Delaware statutory trust (the "Trust").

         WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Junior Subordinated Debentures from the Company and to issue and sell SWEPCo Capital Trust I Flexible Trust Preferred Securities (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of September 1, 2003 as the same may be amended from time to time (the "Trust Agreement"); and

         WHEREAS,   the  Company  is  the  issuer  of  the  Junior  Subordinated
Debentures.

         NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges will be made in reliance upon the execution and delivery of this Agreement, the Company and the Trust hereby agree as follows:

                                    ARTICLE I

         Section 1.01. GUARANTEE BY THE COMPANY. Subject to the terms and conditions hereof, the Company, as obligor of the Junior Subordinated Debentures, hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

         Section 1.02. TERM OF AGREEMENT. This Agreement shall terminate and be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee
Agreement dated the date hereof by the Company and The Bank of New York, as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

         Section 1.03. WAIVER OF NOTICE. The Company hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         Section 1.04. NO IMPAIRMENT. The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

                  (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                  (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

         Section 1.05. ENFORCEMENT. A Beneficiary may enforce this Agreement directly against the Company and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

                                   ARTICLE II

         Section 2.01. BINDING EFFECT. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

         Section 2.02. AMENDMENT. So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

         Section  2.03.  NOTICES.  Any  notice,  request or other  communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission
(confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to-wit:

                           SWEPCo Capital Trust I
                           c/o The Bank of New York
                           101 Barclay Street, 8W
                           New York, New York  10286
                           Facsimile No.: (212) 815-5707
                           Attention:  Corporate Trust Administration


                           Southwestern Electric Power Company
                           1 Riverside Plaza
                           Columbus, Ohio 43215
                           Facsimile No.: (614) 716-1687
                           Attention:   Treasurer

         Section 2.04. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         THIS AGREEMENT is executed as of the date and year first above written.

                                            SOUTHWESTERN ELECTRIC POWER COMPANY


                                            By:
                                                --------------------------------
                                                Wendy G. Hargus
                                                Assistant Treasurer

                                                SWEPCO CAPITAL TRUST I


                                            By:
                                                --------------------------------
                                                Jeffrey D. Cross
                                                as Administrative Trustee

                                    EXHIBIT C

      THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST
                          AGREEMENT REFERRED TO HEREIN


Certificate Number C-1                               Number of Common Securities

                                                          -----------------


                    Certificate Evidencing Common Securities
                                       of
                             SWEPCo Capital Trust I

                                Common Securities
                 (Liquidation Amount $1,000 per Common Security)

         SWEPCo Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Southwestern Electric Power Company (the "Holder") is the registered owner of _____________ (_______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the Common Securities (Liquidation Amount $1,000 per Common Security) (the "Common Securities"). In accordance with
Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable, except by operation of law or as permitted by the Trust Agreement referred to herein, and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of September 1, 2003, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The holder of this certificate is entitled to the benefits of a guarantee by Southwestern Electric Power Company, a Delaware corporation (the "Company"), pursuant to a Guarantee Agreement between the Company and The Bank of New York, as guarantee trustee, dated as of September 1, 2003, as the same may be amended from time to time (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, the Administrative Trustees of the Trust have executed this certificate this ____ day of __________, ____.

                                            SWEPCo Capital Trust I


                                            By:
                                                --------------------------------
                                                  Wendy G. Hargus,
                                                  as Administrative Trustee


                                            By:
                                                --------------------------------
                                                  Jeffrey D. Cross,
                                                  as Administrative Trustee


                          CERTIFICATE OF AUTHENTICATION

This is one of the Common Securities referred to in the within-mentioned Trust Agreement.

                                            ------------------------------------
                                            as Administrative Trustee



                                      C-2